UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2021

·

SKKYNET CLOUD SYSTEMS INC.
·(Exact name of registrant as specified in charter)

Nevada	000-54747	45-3757848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2233 Argentia Road Suite 306, Mississauga, ON, Canada	L5N 2X7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 702-7851

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SKKY	OTCQB

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On November 26, 2021 shareholders representing 35,000,000 shares, a majority of the shares eligible to vote, by written consent acting pursuant to Section 78.320 of the Nevada Private Corporations Law, waive all formal requirements, including the necessity of holding a formal or informal meeting, and any requirements that notice of such meeting be given, and do hereby consent to the adoption and approval of the following actions:

1.	Re-elected Andrew S. Thomas, Norman Evans, Kenneth W. Jennings, John X. Adiletta, Paul Benford and Paul E. Thomas as directors of the company;

2.	Re-elected as directors of the company to serve until the next annual meeting of the company or until their successors have been duly elected and qualified:

Andrew S. Thomas, Chairman Norman Evans Kenneth W. Jennings John X. Adiletta Paul Benford Paul E. Thomas

3.	Ratified and approve the re-appointment of Fruci & Associates II, PLLC (“Fruci & Associates”) as the company’s independent outside auditors for fiscal year ended October 31, 2021.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKKYNET CLOUD SYSTEMS INC.

Dated: November 26, 2021	By:	/s/ Paul Thomas
	Name:	Paul Thomas
	Title:	President

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